UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
  _____________________________________________________
FORM 8-K
 _____________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2018
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 CHOICE HOTELS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Choice Hotels Circle, Suite 400, Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (301) 592-5000
  _____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2018 Annual Meeting held on April 20, 2018, four proposals were submitted to the Company's stockholders. The final voting results of these proposals were as follows:
Proposal 1
The Company's stockholders elected the following nine directors to serve for a one-year term ending at the 2019 Annual Meeting, or until their respective successors are elected and qualified. The voting results are set forth below:

	Votes For	Votes Against	Votes Abstained	Broker Non-Vote
Barbara T. Alexander	50,805,747	9,937	17,827	3,160,308
Steward W. Bainum, Jr.	50,305,800	509,784	17,927	3,160,308
William L. Jews	50,711,645	104,017	17,849	3,160,308
Monte J. M. Koch	50,803,921	11,168	18,422	3,160,308
Liza K. Landsman	50,805,782	9,421	18,308	3,160,308
Patrick S. Pacious	50,744,752	70,509	18,250	3,160,308
Scott A. Renschler	50,363,641	451,667	18,203	3,160,308
Ervin R. Shames	50,712,049	103,181	18,281	3,160,308
John P. Tague	50,806,852	8,736	17,923	3,160,308
Proposal 2
The Company's stockholders approved an advisory vote on executive compensation. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
50,534,798	237,785	60,928	3,160,308
Proposal 3
The Company's stockholders approved the material terms for payment of executive incentive compensation under the Company's Executive Incentive Compensation Plan. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
50,540,534	226,606	66,371	3,160,308

Proposal 4
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
53,880,564	75,898	37,357	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 24, 2018	/s/ Simone Wu
Simone Wu
Senior Vice President, General Counsel, Corporate Secretary & External Affairs